UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2012

Idenix Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49839	45-0478605
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

60 Hampshire Street Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-995-9800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 19, 2012, Idenix Pharmaceuticals, Inc. (the “Company”) issued a press release announcing data from an ongoing phase IIb study of IDX184, a nucleotide inhibitor for the treatment of the hepatitis C virus (“HCV”), in combination with pegylated interferon and ribavirin (PegIFN/RBV). Of the first cohort of 31 patients enrolled in the study, those who achieved an eRVR (n=18), defined as having undetectable levels of virus at 4 weeks and 12 weeks, were randomized to stop treatment after either an additional 12 weeks (n=9) or 36 weeks (n=9) of PegIFN/RBV. Of the nine patients who completed their 12-week PegIFN/RBV extended treatment phase, 100% of patients (4/4) in the 100 mg arm and 80% of patients (4/5) in the 50 mg arm achieved a sustained virologic response four weeks after the completion of treatment (SVR4). Patients who did not achieve an eRVR automatically entered the 36-week PegIFN/RBV extended treatment phase which is ongoing. To date the side effect profile of IDX184 combined with PegIFN/RBV is consistent with that of PegIFN/RBV alone.

The Company also announced data from a three-day proof-of-concept study evaluating IDX719, an NS5A inhibitor, in 64 treatment-naïve, genotype 1, 2, 3 or 4 HCV-infected patients. Genotype 1 patients were randomized to receive placebo, 25 mg QD (once-daily), 50 mg QD, 50 mg BID (twice-daily) or 100 mg QD for three days. Genotype 2, 3 or 4 patients were randomized to receive placebo, 50 mg BID or 100 mg QD for three days.

IDX719 was well tolerated with no serious adverse events reported. Treatment with IDX719 exhibited potent pan-genotypic activity across genotypes:

•

In genotype 1 patients (n=28), mean maximal viral load reductions were 3.2 log10 IU/mL in the 25 mg QD group, 3.7 log10 IU/mL in the 50 mg QD arm, 3.2 log10 IU/mL in the 50 mg BID arm and 3.5 log10 IU/mL in the 100 mg QD arm.

•

In genotype 2 patients (n=8), the mean maximal viral load reduction was 2.0 log10 IU/mL in both the 50 mg BID and 100 mg QD dose arms with a greater variability in responses among these patients (range: 0.3 – 4.1 log10 IU/mL). The company is currently conducting pharmacokinetic and sequencing analyses to further characterize these results.

•	In genotype 3 patients (n=8), mean maximal viral load reductions were 3.3 log10 IU/mL in the 50 mg BID arm and 3.4 log10 IU/mL in the 100 mg QD arm.

•	In genotype 4 patients (n=7), mean maximal viral load reductions were 3.9 log10 IU/mL in the 50 mg BID dose arm and 3.4 log10 IU/mL in the 100 mg QD dose arm.

The full text of the press release is attached hereto as Exhibit 99.1. Exhibit 99.1 is incorporated by reference into this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated June 19, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Idenix Pharmaceuticals, Inc.

Date: June 20, 2012	By:	/s/ Maria Stahl
Maria Stahl Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 19, 2012